Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (2016)

This AMENDMENT NO. 2 TO NOTE PURCHASE AGREEMENT (this “Amendment”), is dated as of July 14, 2023, by and among Life Storage, Inc., formerly known as Sovran Self Storage, Inc., a Maryland corporation (“LSI”) and Life Storage LP, a Delaware limited partnership, formerly known as Sovran Acquisition Limited Partnership, (“LSLP”, and together with LSI, the “Obligors”) and the holders of the Notes (as defined below) party hereto. Capitalized terms used but not defined herein have the meanings given to them in the Note Purchase Agreement (as defined below).

RECITALS

WHEREAS, the Obligors issued $200,000,000 aggregate principal amount of their 3.67% Senior Guaranteed Notes, Series F, due July 21, 2028 (the “Notes”) pursuant to that certain Note Purchase Agreement dated as of July 21, 2016 among the Obligors, and each of the purchasers named on Schedule A thereto, as amended by that certain Amendment No. 1 to Note Purchase Agreement dated as of October 13, 2017 (the “Note Purchase Agreement”);

WHEREAS, on April 2, 2023, the Obligors entered into an Agreement and Plan of Merger (as amended on May 18, 2023 and as further amended, modified or supplemented from time to time, the “Merger Agreement”) with Extra Space Storage Inc., a Maryland corporation (“Extra Space”), Extra Space Storage LP, a Delaware limited partnership (“Extra Space OP”), Eros Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space (“Extra Space Merger Sub”), and Eros OP Merger Sub, LLC, a Delaware limited liability company and a wholly owned subsidiary of Extra Space OP (“Extra Space OP Merger Sub”);

WHEREAS, the Merger Agreement provides for, subject to the terms and conditions thereof, among others, (i) a merger of Extra Space Merger Sub with and into LSI, with LSI continuing as the surviving entity and a wholly owned subsidiary of Extra Space (the “Company Merger”) and (ii) a merger of Extra Space OP Merger Sub with and into LSLP, with LSLP continuing as the surviving entity and a wholly owned indirect subsidiary of Extra Space OP (together with the Company Merger, the “Extra Space Mergers”);

WHEREAS, in connection with the Extra Space Mergers, the Obligors have requested the consent of the holders of the Notes to amend certain provisions of the Note Purchase Agreement on the terms and conditions contained herein effective on the Amendment Effective Date (as hereinafter defined);

WHEREAS, in accordance with Section 17.1 of the Note Purchase Agreement, any amendment to the Note Purchase Agreement to (A) change the time of any prepayment or payment of principal of, or change the time of payment of the Make-Whole Amount on, the Notes, or (B) amend Section 8 (including the amendments pursuant to Section 2 hereof) requires the written consent of the Obligors and all of the holders of the Notes at the time outstanding affected thereby; and

WHEREAS, the Obligors and the holders of the Notes party hereto desire to amend certain provisions of the Note Purchase Agreement on the terms and conditions contained herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements and covenants hereinafter set forth, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1. Incorporation of Recitals. The above Recitals are hereby confirmed by the parties hereto and incorporated into this Amendment in their entirety.

Section 2. Amendments to Note Purchase Agreement. Upon the Amendment Effective Date, the Note Purchase Agreement shall be amended as follows:

(a)	Section 8.2 of the Note Purchase Agreement shall be replaced in its entirety as follows:

Section 8.2. Optional Prepayments. The Obligors may, at their option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than 10% of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus, in the event of prepayment prior to the 90 day period ending on the final scheduled maturity date of the Notes, the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Obligors will give each holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment; provided that, solely with respect to any optional prepayment in full of all Notes under this Section 8.2 in connection with the consummation of the Extra Space Mergers, such written notice (an “Extra Space Mergers Prepayment Notice”) (x) may be provided to holders at any time prior to the Business Day prior to the date fixed for such prepayment, (y) may be conditional on the consummation of the Extra Space Mergers, and (z) shall be deemed to satisfy all of the obligations of the Obligors under Section 8.3 (Prepayment of Notes Upon Change of Control) hereunder with respect to delivery of a notice of a Change of Control and offer to prepay the Notes arising in connection with the Extra Space Mergers. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with Section 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. If the Obligors deliver an Extra Space Mergers Prepayment Notice that is conditional upon the consummation of the Extra Space Mergers, the Extra Space Mergers Prepayment Notice shall state that, in the Obligors’ discretion, the prepayment date may be delayed until such time as such condition shall be satisfied, or such prepayment may not occur and such notice may be modified or rescinded in the event that such condition shall not have been satisfied by the prepayment date, or by the prepayment date so delayed. Two Business Days prior to such prepayment, the Obligors shall deliver to each holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date; provided that if such certificate is delivered pursuant to an Extra Space Mergers Prepayment Notice, such certificate need only be provided to each holder of Notes one Business Day prior to the specified prepayment date and may be conditional on the consummation of the Extra Space Mergers. Any notices, certificates or other information that are required to be delivered by the Obligors pursuant to this Section 8.2 may be delivered to each holder of a Note by e-mail or by any other electronic means, and shall be deemed to have been given at the time such notice, certificate or other information was first sent by the Obligors; provided that for informational purposes only, the Obligors shall on the same day send a confirming copy of such notice, certificate or other information by a recognized overnight delivery service (charges prepaid).

(b)	Section 8.3 to the Note Purchase Agreement shall be amended by the addition of the following Section 8.3(f) to read in its entirety as follows:

(f) Deemed Change in Control Offer. A notice delivered by the Obligors pursuant to the second sentence of Section 8.2 in connection with the consummation of the Extra Space Mergers shall be deemed to satisfy all of the obligations of the Obligors under this Section 8.3 with respect to delivery of a notice of a Change of Control and offer to prepay the Notes arising in connection with the Extra Space Mergers.

(c)	The first sentence of Section 18 to the Note Purchase Agreement shall be replaced in its entirety as follows:

“Except as provided in Section 7.4 and Section 8.2, all notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by a recognized overnight delivery service (with charges prepaid).”

(d)	The last sentence of Section 18 to the Note Purchase Agreement shall be replaced in its entirety as follows:

“Except as provided in Section 8.2, notices under this Section 18 will be deemed given only when actually received.”

(e)	Schedule B to the Note Purchase Agreement shall be amended by adding the following term in its entirety as follows:

“Extra Space Mergers” shall mean the mergers of (i) Eros Merger Sub, LLC with and into LSI, with LSI continuing as the surviving entity and a wholly owned subsidiary of Extra Space Storage Inc., and (ii) Eros OP Merger Sub, LLC with and into LSLP, with LSLP continuing as the surviving entity and a wholly owned indirect subsidiary of Extra Space Storage LP.

Section 3. Optional Prepayment in Relation to Extra Space Mergers.

(a)

Subject to the effectiveness of the amendments set forth in Section 2 herein, prior to the date on which the Extra Space Mergers are consummated, the Obligors may provide written notice to holders of the Notes of the exercise of the option to prepay the Notes in full in cash in accordance with Section 8.2 of the Note Purchase Agreement as amended hereby (the “Prepayment Notice”).

(b)

On the date fixed for prepayment specified in the Prepayment Notice (the “Prepayment Date”), if such notice has not been rescinded in accordance with Section 8.2 of the Note Purchase Agreement, as amended hereby, the Obligors shall prepay the Notes in full in cash by wire transfer of immediately available funds in accordance with the terms of the Note Purchase Agreement as amended hereby.

(c)

The holders of the Notes agree that, in exchange for, and conditioned upon the Obligors’ payment of the principal, interest and applicable Make-Whole Amount as required in accordance with Section 8.2 of the Note Purchase Agreement as amended hereby (the “Pay-Off Amount”) in cash by wire transfer of immediately available funds, the holders of the Notes shall surrender all Notes to the Obligors in accordance with Section 8.5 of the Note Purchase Agreement promptly following receipt of the Pay-Off Amount.

(d)

Upon such payment of the Pay-Off Amount by the Obligors directly to the holders pursuant to Section 8.2 of the Note Purchase Agreement, the debt represented by the Notes shall be satisfied and discharged in full and the provisions of the Note Purchase Agreement shall cease to have effect (other than those that shall survive by their express terms).

(e)

The prepayment, including the Prepayment Notice to be delivered hereunder, by the Obligors pursuant to this Section 3 shall be deemed to satisfy all of the obligations of the Obligors under Section 8.3 of the Note Purchase Agreement with respect to a Change of Control arising from the consummation of the Extra Space Mergers.

Section 4. [Reserved].

Section 5. Conditions Precedent to Effectiveness.

(a)

The amendments set forth in Section 2 and covenants set forth in Section 3 shall become effective as of the date when all of the following conditions precedent shall have been satisfied (the “Amendment Effective Date”):

(1)

the representations and warranties of the Obligors set forth in Section 8 hereof shall be true and correct on and with respect to the date of the execution and delivery of this Amendment and as of the Amendment Effective Date;

(2)

the representations and warranties of the holders of the Notes set forth in Section 9 hereof shall be true and correct on and with respect to the date of the execution and delivery of this Amendment and as of the Amendment Effective Date; and

(3)	the execution and delivery of this Amendment by the Obligors and by each holder of the Notes.

(b)

The Obligors will deliver executed or true and correct copies of this Amendment to each holder of outstanding Notes promptly following the date on which it is executed and delivered by all the necessary parties hereto.

Section 6. Ratification. Except as specifically set forth in this Amendment, the terms of the Note Purchase Agreement, as amended hereby, shall remain in full force and effect and are hereby ratified and affirmed, in their entirety.

Section 7. Representation of Authority. By execution and delivery of this Amendment, each party hereby represents and warrants to the other parties that the person executing this Amendment for such party is duly authorized to execute this Amendment on behalf of such party.

Section 8. Representations and Warranties of the Obligors. To induce the holders of the Notes party hereto to execute and deliver this Amendment, each of the Obligors represents and warrants to the holders of the Notes that on the date hereof:

(a)

Authorization, Etc. This Amendment has been duly authorized by all necessary corporate or partnership action on the part of it, and the Note Purchase Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of it, enforceable against it in accordance with its terms, except as enforcement may be limited by (i) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, and (ii) general principals of equity (regardless of whether such enforceability is considered in a proceeding in equity or law).

(b)

Compliance with Laws, Other Instruments, Etc. The execution, delivery and performance by it of this Amendment will not (i) contravene, result in any breach of, or constitute a default under, or result in the creation of a Lien in respect of any property of it under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, partnership agreement, limited liability company agreement or any other agreement or instrument to which it is bound or by which it or any of its properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to it or (iii) violate any provision of any statute or other rule or regulations of any Governmental Authority applicable to it.

(c)

Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Amendment, except any that have been obtained and are in full force and effect.

(d)	No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(e)

No Fees. It has not, nor has any Subsidiary or Affiliate of it, directly or indirectly, paid or caused to be paid any consideration or remuneration, whether by way of supplemental or additional interest, fee or otherwise, to any creditor of the Obligors as consideration for or as an inducement to the entering into by any such creditor of any amendment or other modification to any credit facility, the effect of which amendment or other modification is to amend or modify any provisions thereof similar to the modifications reflected in this Amendment.

Section 9. Representations of the Holders of the Notes. Each holder represents and warrants to the Obligors that it or its nominee is the registered holder of the aggregate principal amount of Notes set forth opposite such holder’s name on Schedule A to this Amendment, and that it has full power and authority to execute and deliver this Amendment with respect to the Notes set forth opposite such holder’s name on Schedule A to this Amendment.

Section 10. Fees of Counsel. The Obligors shall pay the reasonable fees and disbursements of Greenberg Traurig, LLP, as special counsel for the holders of the Notes, relating to the transactions contemplated by this Amendment, as set forth in a statement delivered to the Obligors.

Section 11. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

Section 12. Governing Law. This Amendment shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York excluding choice of law principles of the law of such State that would require or permit the application of the laws of a jurisdiction other than such State.

Section 13. Electronic Delivery. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by electronic mail in “portable document format” (“.pdf”) form or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, or by a combination of such means, shall be effective as delivery of a manually executed counterpart of this Amendment which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 14. Severability. In the event that any provision in this Amendment shall be determined to be invalid or unenforceable in any respect, such determination shall not affect such provision in any other respect or any other provision hereof, which shall remain in full force and effect.

[Remainder of page intentionally left blank; next page is signature page]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date hereof.

OBLIGORS:

LIFE STORAGE, INC.
(f/k/a SOVRAN SELF STORAGE, INC.)

By:	/s/ David Dodman
Name:	David Dodman
Title:	Chief Financial Officer

LIFE STORAGE LP
(f/k/a SOVRAN ACQUISITION LIMITED PARTNERSHIP)

By: Life Storage Holdings, Inc. (f/k/a Sovran Holdings, Inc.), its general partner

By:	/s/ David Dodman
Name:	David Dodman
Title:	Chief Financial Officer

[Signature Page—Amendment No. 2 to Note Purchase Agreement (2016 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
a New York domiciled life insurance company

By:	Nuveen Alternatives Advisors LLC,
a Delaware limited liability company,
its investment manager

By:	/s/ Ho Young Lee
Name:	Ho Young Lee
Title:	Managing Director

[Signature Page—Amendment No. 2 to Note Purchase Agreement (2016 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

THRIVENT FINANCIAL FOR LUTHERANS

By:	/s/ Christopher Patton
Name:	Christopher Patton
Title:	Managing Director

[Signature Page—Amendment No. 2 to Note Purchase Agreement (2016 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

METROPOLITAN LIFE INSURANCE COMPANY

By: MetLife Investment Management, LLC, its Investment Manager

By:	/s/ William Gardner
Name:	William Gardner
Title:	Authorized Signatory

BRIGHTHOUSE LIFE INSURANCE COMPANY

By: MetLife Investment Management, LLC, its Investment Manager

By:	/s/ William Gardner
Name:	William Gardner
Title:	Authorized Signatory

[Signature Page—Amendment No. 2 to Note Purchase Agreement (2016 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

AMERICAN REPUBLIC INSURANCE COMPANY
BLUE CROSS AND BLUE SHIELD OF FLORIDA, INC.
CATHOLIC LIFE INSURANCE
CATHOLIC UNITED FINANCIAL
DEARBORN LIFE INSURANCE COMPANY
GLEANER LIFE INSURANCE SOCIETY
MINNESOTA LIFE INSURANCE COMPANY
POLISH NATIONAL ALLIANCE OF THE U.S. OF N.A.
TRINITY UNIVERSAL INSURANCE COMPANY
UNITED INSURANCE COMPANY OF AMERICA
UNITY FINANCIAL LIFE INSURANCE COMPANY

By: Securian Asset Management, Inc.

By:	/s/ P. Jason Thibodeaux
Name:	P. Jason Thibodeaux
Title:	Vice President

[Signature Page—Amendment No. 2 to Note Purchase Agreement (2016 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

TRANSAMERICA LIFE (BERMUDA) LTD

By: AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

By: AEGON USA Investment Management, LLC, its investment manager

By:	/s/ Josh Prieskorn
Name:	Josh Prieskorn
Title:	Vice President

[Signature Page—Amendment No. 2 to Note Purchase Agreement (2016 Notes)]

This Amendment is hereby accepted and agreed to as of the date thereof.

NEW YORK MARINE AND GENERAL INSURANCE COMPANY

By:	/s/ Nico Santini
Name:	Nico Santini
Title:	Chief Investment Officer

[Signature Page—Amendment No. 2 to Note Purchase Agreement (2016 Notes)]

Schedule A – List of Purchasers

Registered holder of the Notes	Aggregate principal amount of Notes held
Teachers Insurance and Annuity Association of America	$50,000,000.00

Total for Nuveen	$50,000,000.00
Thrivent Financial for Lutherans	$50,000,000.00

Total for Thrivent	$50,000,000.00
Metropolitan Life Insurance Company	$30,400,000.00
Brighthouse Life Insurance Company	$19,600,000.00

Total for MetLife	$50,000,000.00
Minnesota Life Insurance Company	$8,500,000.00
HARE & Co., LLC, as nominee for Blue Cross and Blue Shield of Florida, Inc.	$2,000,000.00
ELL & Co. as nominee for Trinity Universal Insurance Company	$2,000,000.00
Waterthrush & Co., as nominee for Catholic Life Insurance	$1,000,000.00
ELL & Co., as nominee for Dearborn Life Insurance Company	$4,000,000.00
Link & Co., as nominee for Unity Financial Life Insurance Company	$1,000,000.00
Band & Co FBO Catholic United Financial	$500,000.00
HARE & Co., LLC, as nominee for Polish National Alliance of the U.S. of N.A.	$2,000,000.00
ELL & Co., as nominee for United Insurance Company of America	$1,000,000.00
Principal Bank Custodian FBO American Republic Insurance Company	$2,000,000.00
Principal Bank Custodian FBO Gleaner Life Insurance Society	$1,000,000.00

Total for Securian	$25,000,000.00
Transamerica Financial Life Insurance Company	$10,000,000.00
Transamerica Life (Bermuda) Ltd	$10,000,000.00

Total for Aegon	$20,000,000.00
New York Marine and General Insurance Company	$5,000,000.00

Total for New York Marine and General Insurance Company	$5,000,000.00